UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported)

June 11, 2021

electroCore, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-38538	20-3454976
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

200 Forge Way, Suite 205

Rockaway, NJ 07866

 (Address of principal executive offices and zip code)

(973) 290-0097

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, Par Value $0.001 Per Share	ECOR	NASDAQ Global Select Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 5.07. Submission of Matters to a Vote of Security Holders.

On June 11, 2021, electroCore, Inc. (the “Company”) held its annual meeting of shareholders (the “Meeting”). The total number of shares entitled to vote at the Meeting was 48,540,684 and there were present, in person or by proxy, 28,583,755 shares, which constituted a quorum for the Meeting. The matters voted upon and the results of the vote were as follows:

Proposal 1: Approval and adoption of amendments to the Company’s Certificate of Incorporation to declassify the board

A proposal to approve and adopt amendments to the Company’s Certificate of Incorporation to declassify the Board of Directors (the “Board”) and make related changes did not receive a sufficient number of votes from stockholders to be approved. In order to be approved, this proposal required the affirmative vote of at least two-thirds of the outstanding shares entitled to vote at the Meeting. Although 98.16% of the shares voted at the Meeting were voted in favor of this proposal, only 29.47% of the total number of shares outstanding at the record date and entitled to vote were voted in favor of the proposal. The vote totals were as follows:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
14,307,129	268,780	164,278	13,843,568

Proposal 2: Election of three Class III Directors to the Board for a three-year term of office expiring at the 2024 Annual Meeting of Stockholders (if Proposal Number 1 is not approved), or for a two-year term of office expiring at the 2023 Annual Meeting of Stockholders (if Proposal Number 1 is approved).

The following directors were elected to a three-year term of office expiring at the 2023 Annual Meeting of Stockholders:

NOMINEE	FOR (#)	FOR (%)	WITHHELD (#)	WITHHELD (%)	BROKER NON-VOTES
Peter Cuneo	12,518,141	84.93%	2,222,046	15.07%	13,843,568
Thomas J. Errico, M.D.	12,962,401	87.94%	1,777,786	12.06%	13,843,568
John P. Gandolfo	14,615,459	99.15%	124,728	0.85%	13,843,568

Proposal 3: Ratification of Appointment of Marcum LLP as Independent Registered Public Accounting Firm

A proposal to ratify the selection of Marcum LLP as the Company’s independent registered public accounting firm for its fiscal year ending December 31, 2021 was adopted with the votes shown:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
28,240,091	284,188	59,476	n/a

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

electroCore, Inc.

June 16, 2021	/s/ Brian M. Posner
Brian M. Posner
Chief Financial Officer